INVESCO BOND FUNDS, INC.

                Supplement to Statement of Additional Information
                             Dated December 15, 2000

The section of the SAI entitled "Management of the Funds" is amended to add the following sub-section after the sub-section entitled "The Investment Advisory Agreement:"

      THE SUB-ADVISORY AGREEMENT

      With respect to Tax-Free Bond Fund, A I M Capital Management, Inc. ("AIM") serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated May 10, 2000 (the "Sub-Agreement") with INVESCO.

      The Sub-Agreement provides that AIM, subject to the supervision of INVESCO, shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies. These management services include:
      (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of AIM; (e) determining what portion of the Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

      The Sub-Agreement provides that, as compensation for its services, AIM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the Fund's net assets. The sub-advisory fees are paid by INVESCO, NOT the Fund. The fees are calculated at the following annual rates:

      Tax-Free Bond Fund

            0.22% on the first $300 million of the Fund's average net assets; 0.18% of the Fund's average net assets from $300 million; and 0.14% of the Fund's average net assets from $500 million.

The date of this Supplement is March 30, 2001.